Exhibit No. 99

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                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-02
                            POOL PROFILE (1/25/2005)

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                                        -----------------    -----------------
                                            30 YR POOL           Tolerance
                                        -----------------    -----------------
  AGGREGATE PRINCIPAL BALANCE               $650,000,000           (+/- 5.00%)

  MORTGAGE LOAN CUTOFF DATE                     1-Mar-05                  N/A
  INTEREST RATE RANGE                        5.375-6.750                  N/A
  GROSS WAC                                       5.890%         (+ / - 5 bps)
  WEIGHTED AVERAGE SERVICE FEE                    0.250%
  MASTER SERVICING FEE                           1.0 bps on Securitization only
  WAM (in months)                                    358        (+/- 2 months)

  WALTV                                              66%         (maximum +5%)

  CALIFORNIA PERCENT                                 49%         (maximum 50%)
  SINGLE LARGEST ZIP CODE PERCENT                     1%        (maximum  +2%)

  AVERAGE LOAN BALANCE                          $467,913    (maximum +$25,000)
  LARGEST INDIVIDUAL LOAN BALANCE             $1,646,627  (maximum $2,000,000)

  CASH OUT REFINANCE PERCENT                         31%        (maximum  +5%)

  PRIMARY RESIDENCE PERCENT                          93%         (minimum -5%)

  Pledged Asset %                                   0.1%          (maximum 1%)

  SINGLE FAMILY DETACHED PERCENT                     89%         (minimum -5%)

  FULL DOCUMENTATION PERCENT                         48%         (minimum -2%)

  Co-Op %                                           0.6%          (maximum 1%)

  WA FICO                                            736          (minimum -5)

  UNINSURED > 80% LTV PERCENT                      0.09%         (maximum +1%)




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-02
                               PRICING INFORMATION
                            POOL PROFILE (1/25/2005)
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RATING AGENCIES                     TBD by Wells Fargo

PASS THRU RATE                                   5.25% or 5.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS            0.002% or 0.10%

AAA STRUCTURE DUE DATE                       10-Mar-05
Structure received or changes to structures past the due date will incur a $10,000 fee. Structure delivered to WF by Mar. 10- Delivery of prospectus day before settlement Structure delivered to WF by Mar. 21 -Delivery of prospectus day of settlement Structure delivered to WF Mar. 22 or later- Possible change of settlement date


SETTLEMENT DATE                              30-Mar-05

ASSUMED SUB LEVELS                       AGG Assumed Level
Levels and Rating Agencies for       AAA     2.65%
2005-02 to be determined by           AA      TBD
Wells Fargo.                           A      TBD
                                     BBB      TBD
                                      BB      TBD
                                       B      TBD






WFASC Securitization Program as follows:
      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
      4)    Wells Fargo Bank, N.A. will act as custodian.
      5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)

* This Security may contain Pledged Asset Loans.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-02. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


WFMBS CONTACTS                           Brad Davis (301) 846-8009
                                         Gretchen Leff (301) 846-8356
                                         Mike Miller (301) 815-6397


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
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                                              WFASC Denomination Policy
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
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                                                                                   Minimum         Physical       Book Entry
Type and Description of Certificates                                             Denomination    Certificates    Certificates
                                                                                    (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex               $25,000         Allowed         Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                  $100,000        Allowed         Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that          $100,000        Allowed         Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                         (2)           Allowed         Allowed

Residual Certificates                                                                (3)           Required      Not Allowed

All other types of Class A Certificates                                              (5)             (5)             (5)



Class B (Investment Grade)                                                         $100,000        Allowed         Allowed

Class B (Non-Investment Grade)                                                     $250,000        Required      Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.